UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

RENOVIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50564	94-3353740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Corporate Drive South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-1400

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2005, Renovis’ Board of Directors appointed Judith A. Hemberger, Ph.D., to the Board of Directors and its Compensation Committee. In addition on July 20, 2005, Edward M. Scolnick, M.D. resigned from Renovis’ Board of Directors. Dr. Scolnick was a member of the Nominating and Governance Committee. Renovis’ Board of Directors remains at nine members.

Dr. Hemberger is a founder of Pharmion and has served as its Executive Vice President and Chief Operating Officer and a member of the Board of Directors since its inception in 1999. From 1997 to 1999, she worked as a consultant to various healthcare companies. During this period she also served as a Senior Vice President of Business Development at AVAX Technologies, Inc., a vaccine technology company. From 1979 through 1997, Dr. Hemberger worked at Marion Laboratories and successor companies Marion Merrell Dow and Hoechst Marion Roussel. She led a number of strategic functions including Professional Education, Global Regulatory Affairs, Global Medical Affairs, and Commercial Development. Her final role in the company was Senior Vice President of Global Drug Regulatory Affairs. Dr. Hemberger currently serves on the Board of Directors of Perrigo Company.

The foregoing description is qualified in its entirety by reference to the Renovis’ Press Release dated July 21, 2005 a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this report regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve these plans, intentions or expectations and Renovis cautions investors not to place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Various important factors could cause actual results or events to differ materially from the forward-looking statements that we make, including risks related to: our heavy dependence on the success of CEROVIVE (NXY-059), which is still under development; our dependence on our strategic collaboration with AstraZeneca; AstraZeneca’s success in obtaining regulatory approval to market CEROVIVE (NXY-059); our ability to successfully develop other product candidates, such as REN-1654; obtaining, maintaining and protecting the intellectual property incorporated into our product candidates; and our ability to obtain additional funding to support our business activities. These and other risks are described in greater detail in the “Risk Factors” section of our Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on May 16, 2005. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. We do not assume any obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Registrant’s Press Release dated July 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVIS, INC.
Date: July 21, 2005

	By:	/s/ Corey S. Goodman
	Name:	Corey S. Goodman, Ph.D.
	Title:	President and CEO